UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM	8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 2, 2020

Ambac Financial Group Inc
(Exact name of Registrant as specified in its charter)

Delaware	1-10777	13-3621676
(State of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

One World Trade Center	New York	NY	10007
(Address of principal executive offices)

(212)	658-7470
(Registrant's telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.01 per share	AMBC	New York Stock Exchange
Warrants	AMBCW	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to

Section 13(a) of the Exchange Act.	☐

Item 5.07 Submission of Matters to a Vote of Security Holders
The Annual Meeting of Stockholders of Ambac Financial Group, Inc. (the “Company”) was held on June 2, 2020. Represented at the meeting were 38,707,105 shares, or approximately 85%, of the Company’s 45,779,023 shares of common stock outstanding and entitled to vote at the meeting. Set forth below are the final voting results for the actions taken by the stockholders at the meeting.

1.
The Company’s stockholders elected the seven (7) director nominees named below to a term expiring at the 2021 annual meeting or until their successors are elected and qualified, with each receiving the following votes:

Name	Number of Votes For	Votes Withheld	Broker Non-Votes
Alexander D. Greene	27,128,493	2,692,589	8,886,023
Ian D. Haft	29,180,120	640,962	8,886,023
David Herzog	29,256,207	564,875	8,886,023
Joan Lamm-Tennant	29,367,416	453,666	8,886,023
Claude LeBlanc	29,530,086	290,996	8,886,023
C. James Prieur	28,576,828	1,244,254	8,886,023
Jeffrey S. Stein	28,760,086	1,060,996	8,886,023

2.	The Company’s stockholders approved, by advisory (non-binding vote), the compensation of our named executive officers, as disclosed in the Company’s 2020 Proxy Statement, with the following vote:

Number of Votes For	Votes Against	Abstentions	Broker Non-Votes
28,086,295	1,473,345	261,442	8,886,023

3.	The Company’s stockholders ratified the selection of KPMG LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2020 with the following vote:

Number of Votes For	Votes Against	Abstentions
38,007,219	673,073	26,813

4.	The Company's stockholders approved the Company's 2020 Incentive Compensation Plan, as disclosed in the Company’s 2020 Proxy Statement, with the following vote:

Number of Votes For	Votes Against	Abstentions	Abstentions
27,709,939	1,851,632	259,511	8,886,023
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Ambac Financial Group, Inc.
(Registrant)

Dated:	June 3, 2020	By:	/s/ William J. White
First Vice President, Corporate Secretary, and Assistant General Counsel

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